UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 31, 2019 (May 29, 2019)

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 WEST FRONT STREET, RED BANK, NEW JERSEY 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The terms of Diane F. Rhine and Mark G. Solow, both members of the Board of Directors of the Registrant, expired at the conclusion of the Registrant’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 29, 2019. Notice of Ms. Rhine’s and Mr. Solow’s intention to retire from the Boards of the Registrant and OceanFirst Bank, N.A., (the “Bank”), the Registrant’s banking subsidiary, was reported in the 8-K filed with the SEC on November 29, 2018.

The Company’s Board of Directors has appointed Jack M. Farris as Chairperson of the Human Resources/Compensation Committee of the Company and the Bank. This position had previously been held by Ms. Rhine until the time of her retirement at the conclusion of the 2019 Annual Meeting.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s 2019 Annual Meeting was held on May 29, 2019. A total of 47,337,033 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Registrant’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1.	The election of thirteen directors, each for a one-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Steven E. Brady	38,452,294	1,613,978	7,270,761
Angelo Catania	38,463,474	1,602,798	7,270,761
Anthony Coscia	39,418,327	647,945	7,270,761
Michael D. Devlin	38,459,509	1,606,763	7,270,761
Jack M. Farris	38,917,766	1,148,506	7,270,761
Kimberly M. Guadagno	39,176,551	889,721	7,270,761
Nicos Katsoulis	37,053,624	3,012,648	7,270,761
John K. Lloyd	37,926,669	2,139,603	7,270,761
Christopher D. Maher	38,680,644	1,385,628	7,270,761
Grace C. Torres	39,136,429	929,843	7,270,761
Grace Vallacchi	38,653,000	1,413,272	7,270,761
John E. Walsh	38,591,450	1,474,822	7,270,761
Samuel E. Young	38,823,545	1,242,727	7,270,761

Matter 2.    An advisory (non-binding) vote to approve the compensation paid to the
Registrant’s named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
33,287,816	6,522,397	256,059	7,270,761

Matter 3.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending December 31, 2019.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
46,775,098	478,769	83,166	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and
Chief Financial Officer

Dated: May 31, 2019